Exhibit (10)S

EXECUTION COPY

AMENDMENT NO. 3, dated as of January 26, 2012 (this “Amendment”), by and among TARGET RECEIVABLES LLC (formerly known as TARGET RECEIVABLES CORPORATION), a Minnesota limited liability company, as Transferor (the “Transferor”), TARGET NATIONAL BANK (formerly known as RETAILERS NATIONAL BANK), a national banking association, as Servicer (the “Servicer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (formerly known as WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION), a national banking association, as Trustee (the “Trustee”), to the AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of April 28, 2000, as amended by Amendment No. 1 thereto, dated as of August 22, 2001, and Amendment No. 2 thereto, dated as of January 31, 2011 (the “Pooling and Servicing Agreement”), by and among the Transferor, the Servicer and the Trustee.

W I T N E S S E T H:

WHEREAS, the parties to this Amendment have heretofore executed and delivered Amendment No. 1 to the Pooling and Servicing Agreement, dated as of August 22, 2001, and Amendment No. 2 thereto, dated as of January 31, 2011;

WHEREAS, pursuant to Section 13.1 of the Pooling and Servicing Agreement, the Transferor, the Servicer and the Trustee desire to amend subsection 2.7(f)(x) thereof to permit Affiliates of the Transferor to transfer an interest in any Note to the Transferor or Affiliates of the Transferor and desire to amend Section 12.1 thereof to allow the Trust to be terminated on the date on which the Invested Amount and Enhancement Invested Amount for each Series is zero;

WHEREAS, Section 13.1(b) of the Pooling and Servicing Agreement provides that the Pooling and Servicing Agreement may be amended from time to time, under the circumstances set forth therein, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement;

WHEREAS, pursuant to Section 13.2(d)(i) of the Pooling and Servicing Agreement, an Opinion of Counsel shall have been delivered to the Trustee in connection with the Amendment; and

WHEREAS, the conditions precedent to the execution of this Amendment have been complied with.

NOW, THEREFORE, the parties hereto hereby are executing and delivering this Amendment in order to amend the Pooling and Servicing Agreement in the manner set forth below.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ARTICLE I

Section 1.1                                    Subsection 2.7(f)(x) of the Pooling and Servicing Agreement is hereby deleted in its entirety and replaced with the following:

(x)                                 Ensure that no Affiliate of the Transferor shall advance funds to the Transferor, other than capital contributions from TCC Corporation SARL, a société à responsabilité limitée existing and organized under the laws of the Grand Duchy of Luxembourg, (“TCC Corporation SARL”) made to enable the Transferor to pay the purchase price of Receivables, pursuant to the Memorandum of Understanding, dated as of January 31, 2011 by and between TCC Corporation SARL as parent, the Transferor as subsidiary and TCC, or as is otherwise provided in the Receivables Purchase Agreement, and no Affiliate of the Transferor will otherwise supply funds to, or guaranty debts of, the Transferor; provided, however, that nothing in this Section 2.7 shall prevent an Affiliate of the Transferor from transferring an interest in any note to the Transferor, including a transfer that is a capital contribution, or from making a capital contribution to the Transferor in connection with the purchase and cancellation of a Certificate or any related note as contemplated hereunder or pursuant to any Supplement or any related indenture; provided, further, that the Transferor may issue a subordinated note and otherwise be indebted to TCC in connection with the payment of the purchase price for Receivables as provided in the Receivables Purchase Agreement.

Section 1.2                                    Section 12.1 of the Pooling and Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Section 12.1                             Termination of Trust.  The Trust and the respective obligations and responsibilities of the Transferor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Investor Certificateholders as hereinafter set forth) shall terminate, except with respect to the duties described in Sections 7.4, 8.4, 9.2 and 12.2(b), upon the earlier of (i) September 30, 2095 and (ii) the date on which the Invested Amount and Enhancement Invested Amount for each Series is zero (provided that the Transferor has delivered a written notice to the Trustee electing to terminate the Trust).

ARTICLE II

Section 2.1                                    Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 2.2                                    Effect of Headings and Table of Contents.  The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

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Section 2.3                                    Separability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not be affected or impaired thereby.

Section 2.4                                   Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 2.5                                    Effective Date.  This Amendment shall become effective as of the day and year first above written (the “Effective Date”).

Section 2.6                                    No Other Series.  The Transferor hereby represents and warrants that, as of the date hereof, there are no outstanding Certificates of any series or class and no related notes held by any person other than the Transferor, the Servicer or any Affiliate thereof other than (a) the Certificates issued pursuant to the Amended and Restated Series 2006-1 Supplement to the Pooling and Servicing Agreement, dated as of April 25, 2007, as amended by Amendment No. 1 thereto, dated as of January 31, 2011 and (b) the collateral certificate issued pursuant to the Series 2008-1 Supplement, dated as of May 19, 2008, as amended by Amendment No. 1 thereto, dated as of January 31, 2011, to the Pooling and Servicing Agreement, which is held by the Target Credit Card Owner Trust 2008-1 (the “Owner Trust”) and notes issued pursuant to the Indenture, dated as of May 19, 2008, by and between the Owner Trust and Wells Fargo Bank, National Association, as amended by Amendment No. 1 thereto, dated as of January 26, 2012.

Section 2.7                                    Solvency.  The Transferor hereby represents and warrants that it is solvent as of the date hereof.

Section 2.8                                    Binding Effect; Ratification.  (a) On and after the Effective Date, (i) this Amendment shall be a part of the Pooling and Servicing Agreement and (ii) each reference in the Pooling and Servicing Agreement to “this Agreement”, “the Pooling and Servicing Agreement”, “hereof”, “hereunder” or words of like import, and each reference in any other transaction document to the Pooling and Servicing Agreement, shall mean and be a reference to the Pooling and Servicing Agreement as amended hereby.

(b) Except as expressly modified or amended in this Amendment, all of the terms, covenants, provisions, agreements and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed in every respect and shall remain unmodified and unchanged and shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TARGET RECEIVABLES LLC (formerly known as TARGET RECEIVABLES CORPORATION),

as Transferor

By:	/s/ Sara J. Ross
	Name:	Sara J. Ross
	Title:	Vice President & Assistant Treasurer

TARGET NATIONAL BANK (formerly known as RETAILERS NATIONAL BANK), as Servicer

By:	/s/ Sara J. Ross
	Name:	Sara J. Ross
	Title:	Assistant Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION (formerly known as WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION), as Trustee

By:	/s/ Kristen L. Puttin
	Name:	Kristen L. Puttin
	Title:	Vice President

Amendment No. 3

to the Amended and Restated Pooling and Servicing Agreement

Consented and acknowledged by:

JPMN II INC.

By	/s/ David A. Penkrot
	Name:	David A. Penkrot
	Title:	Vice President

CHASE BANK USA, NATIONAL ASSOCIATION

By	/s/ Keith Schuck
	Name:	Keith Schuck
	Title:	President

Amendment No. 3

to the Amended and Restated Pooling and Servicing Agreement